Exhibit 10.10

AMENDED AND RESTATED GUARANTY

This Amended and Restated Guaranty (as from time to time further amended, restated, modified or extended, as hereinafter defined, this “Guaranty”) is executed as of October 31, 2024 (the “Effective Date”) by the undersigned guarantor(s) (individually and collectively, “Guarantor”) in favor of RED OAK INVENTORY FINANCE, LLC (as successor-in- interest of Triad Financial Services, Inc.), a Florida limited liability company (together with its successors and assigns, “Red Oak”), in its individual capacity and as agent for each Lender party to the Credit Agreement (as hereafter defined) from time to time (together with its successors and assigns, “Lender”), and amends and restates that certain Guaranty dated as of May 25, 2022 (as from time to time amended, restated, modified or extended, the “Original Guaranty”) by Guarantor in favor of Triad Financial Services, Inc. (as predecessor-in-interest of Red Oak). For purposes of this Guaranty, “Credit Agreement” means that certain Credit and Security Agreement dated as of October 31, 2024, by and between Lender and Off The Hook Yacht Sales NC, LLC (together with its successors and permitted assigns and or any other person obligated under the Credit Agreement, individually and collectively, “Obligor”), as from time to time amended, restated, modified or extended, and inclusive of any Statement of Financial Transaction and all agreements, instruments and documents executed or delivered in connection with the Obligations (as defined in Credit Agreement) or otherwise related thereto. This Guaranty constitutes an amendment and restatement of the Original Guaranty, and the execution and delivery hereof and the consummation of the transactions contemplated hereby are not intended by the parties to be, and shall not constitute, a novation or an accord and satisfaction of the rights or obligations under the Original Guaranty, all of which shall continue in full force and effect as amended and restated hereby.

RECITALS

A. Lender may, from time to time, enter into agreements with Obligor, including but not limited to the Credit Agreement; and

B. Lender is unwilling to enter into agreements with Obligor unless Guarantor unconditionally guarantees to Lender the payment and/or performance of all obligations of Obligor at any time owing to Lender pursuant to the terms and conditions set forth herein.

AGREEMENT

With knowledge that Lender will enter into agreements with Obligor in reliance upon the existence of this Guaranty, Guarantor agrees with Lender as follows:

1. Guaranty. Guarantor unconditionally and irrevocably guarantees to Lender (except as hereinafter expressly provided as to prospective revocability), without off-set or deduction, the prompt payment and/or performance of all indebtedness, obligations and liabilities of Obligor at any time owing to Lender, whether direct or indirect, matured or unmatured, primary or secondary, or certain or contingent (individually, a “Guaranteed Obligation” and, collectively, the “Guaranteed Obligations”). This Guaranty is a guaranty of payment and not a guaranty of collection. Guarantor guarantees to Lender the punctual and faithful performance by Obligor of each Guaranteed Obligation. If Obligor defaults in the payment or performance of any Guaranteed Obligation, if there exists any event or condition which, with notice and/or the passage of time, would constitute a default under any Guaranteed Obligation, or if there is a liquidation, bankruptcy, assignment for the benefit of creditors or similar proceeding filed or commenced by or against Obligor or Guarantor affecting the status, existence, assets or obligations of Obligor, Guarantor shall pay directly to Lender the sums which Obligor is obligated to pay to Lender, whether by acceleration or otherwise, and promptly perform all other Guaranteed Obligations. Guarantor acknowledges that this Guaranty covers any payments received by Lender by or on behalf of Obligor that are set aside, recovered, rescinded, or required to be returned, whether as a result of Obligor’s bankruptcy, reorganization or otherwise. Any payment or performance made by Guarantor shall be effective to reduce or discharge such Guaranteed Obligations only upon contemporaneous receipt by Red Oak of a written transmittal document or remittance advice advising Red Oak -5 of such payment or performance under this Guaranty and provided no such payment or performance is set aside, recovered, rescinded or required to be returned, whether as a result of Guarantor’s bankruptcy, reorganization or otherwise.

2. Continuing Nature of Guaranty. This Guaranty is a continuing guarantee and shall apply without regard to the form or the amount of the Guaranteed Obligations in existence at any time. Guarantor may prospectively revoke this Guaranty by sending written notice, by certified mail, return receipt requested, to Lender at the address for Lender specified below (the “Revocation Notice”). The revocation of this Guaranty shall not be effective with respect to any Guaranteed Obligation arising on or prior to the date occurring fifteen (15) days after Lender’s receipt of the Revocation Notice (the “Revocation Date”) or arising at any time after the Revocation Date, if arising as the result of a commitment made by Lender to Obligor, or other transaction or circumstances, on or prior to the Revocation Date.

3. Absolute Nature of Guaranty. The obligations of Guarantor under this Guaranty are absolute and unconditional. Guarantor shall not be released from such obligations for any reason, nor shall such obligations be reduced, diminished or discharged for any reason, including but not limited to:

(a)	Modifications and Indulgences. Any increase, acceleration, modification, renewal or alteration of any agreement, document or instrument relating to any Guaranteed Obligation, or any indulgence, adjustment, preference, extension or compromise made by Lender in favor of Obligor or Guarantor.

(b)	Condition of Obligor or Guarantor. Any insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or similar proceeding affecting Obligor or Guarantor; any sale, lease or other disposition of any of the assets of Obligor or Guarantor; or any reorganization of, or change in the composition of the shareholders, partners or members of, Obligor or Guarantor.

(c)	Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of any Guaranteed Obligation for any reason whatsoever, including, but not limited to: the existence of valid defenses (including, without limitation, waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti- deficiency statute, fraud, or incapacity), counterclaims or off-sets to any Guaranteed Obligation; the violation of applicable usury or other laws in connection with any Guaranteed Obligation; or the inauthenticity of any document or instrument relating to the Guaranteed Obligations.

(d)	Release of Obligor. Any complete or partial release of Obligor or any other party from any Guaranteed Obligation.

(e)	Release or Substitution of Collateral; Care of Collateral; Status of Liens. Any release, surrender, substitution, exchange, deterioration, waste, loss or impairment of any collateral securing payment of any Guaranteed Obligation (the “Collateral”), whether negligent or willful; the failure of Lender or any other party to exercise reasonable care in the preservation, protection, sale or other treatment of any of the Collateral; the failure of Lender to create or perfect any security interest intended to be given by Obligor in connection with any Guaranteed Obligation (a “Security Interest”); the unenforceability of any Security Interest; the subordination of any Security Interest to any other lien or encumbrance; or the taking or accepting by Lender of any other security for, or assurance of payment of, any Guaranteed Obligation.

(f)	Other Action or Inaction. Any other action or inaction on the part of Lender, whether or not such action or inaction prejudices Guarantor or increases the likelihood that Guarantor will be required to pay or perform any Guaranteed Obligation pursuant to the terms hereof.

(g)	Individual Guarantor. If the undersigned Guarantor is an individual, this Guaranty shall not be discharged or affected by the death or incompetency of such individual Guarantor, but shall bind such individual Guarantor’s heirs, executors, administrators, and assigns.

Guarantor shall discharge the Guaranteed Obligations when due, including any accelerated maturity, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not particularly described herein. Guarantor shall be and remain liable for any deficiency remaining after any foreclosure of any pledge or Security Interest against the Collateral regardless of any action or inaction by Lender in such foreclosure and regardless of any discharge of Obligor. Guarantor is not entering into this Guaranty in reliance on the value or the availability of any of the Collateral. Guarantor acknowledges that Guarantor may be required to pay the Guaranteed Obligations, in full, without the assistance or support of any other party. Guarantor has not been induced to enter into this Guaranty on the basis that any party other than Obligor will be liable to perform any Guaranteed Obligation or that Lender will look to any other party to perform any Guaranteed Obligation.

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4. Waivers. Guarantor waives:

(a)	Action Against Others. Any right to require Lender to: institute suit or exhaust remedies against Obligor or any other party liable for any Guaranteed Obligation; enforce Lender’s rights in the Collateral or other security which is at any time given to secure any Guaranteed Obligation; enforce Lender’s rights against any other Guarantor of any Guaranteed Obligation; join Obligor or any other party liable for any Guaranteed Obligation in any action seeking to enforce this Guaranty; or exhaust any other remedies available to Lender or resort to any other means of obtaining payment or performance of any Guaranteed Obligation.

(b)	Notices. Notice of the amount of credit extended by Lender to Obligor at any time, whether primary or secondary; notice of the renewal, modification, extension, acceleration or other change of any Guaranteed Obligation or the terms thereof or any document or instrument relating thereto; notice of a default or other non-performance by Obligor in connection with any Guaranteed Obligation; notice of the transfer or disposition by Lender of any Guaranteed Obligation; notice of the repossession, sale or other disposition of any of the Collateral; notice of the acceptance of this Guaranty by Lender; demand and presentation for payment upon Obligor or any other party liable for any Guaranteed Obligation; protest, notice of protest and diligence of bringing suit against Obligor or any other party; and any other action or inaction on the part of Lender in connection with this Guaranty or any Guaranteed Obligation

(c)	Subrogation. Any right which Guarantor may at any time have against Obligor, or any other party liable for any Guaranteed Obligation, as the result of the performance by Guarantor of its obligations under this Guaranty, including, but not limited to, contractual, statutory and common law rights of subrogation, contribution, reimbursement, recourse and indemnification.

5. Subordination. Any and all indebtedness of Obligor now or hereafter owed to Guarantor or any affiliate of Guarantor is hereby subordinated to the Guaranteed Obligations. This subordination includes, but is not limited to, payment and any lien or security interest.

6. Representations and Warranties. Guarantor represents and warrants to Lender that:

(a)	Benefit. Guarantor has received, or will receive, direct or indirect benefit from the creation of the Guaranteed Obligations. The financial accommodations provided to Obligor are for the benefit of Guarantor. The granting of this Guaranty will not result in the undersigned’s liabilities (including the maximum amount of liabilities that may be reasonably expected to result from all contingent liabilities and giving effect to rights of contribution and subrogation) exceeding the fair market value of its assets, and the performance of the obligations of the undersigned hereunder will not cause the undersigned to exceed its ability to pay its debts as they mature, and this Guaranty is made without any intent to hinder, delay or defraud either present or future creditors, purchasers or other interested persons.

(b)	No Representation or Warranty by Lender. Neither Lender nor any other Lender party has made any representation or warranty to Guarantor in order to induce Guarantor to execute this Guaranty.

(c)	Financial and Other Information. Guarantor will deliver promptly to Lender such information regarding Guarantor, including but not limited to Guarantor’s contact information and financial condition, which Lender may reasonably request from time to time. Lender may provide to any third party any credit, financial or other information of and/or relating to Guarantor that Lender may at any time possess, and Lender is authorized to obtain from any manufacturer, distributor or other party any credit, financial or other information of and/or relating to Guarantor, Guarantor’s principals, and others relating to Guarantor, whether currently or hereafter in the possession of any such parties. Guarantor authorizes Lender to obtain and use any credit information from any credit reporting entity pertaining to Guarantor’s credit history and/or credit worthiness, as well as reviewing the credit for increasing or decreasing Obligor’s credit limit, taking collection actions and for any other business purpose. In addition, if any undersigned Guarantor is an individual, upon Lender’s request, such individual Guarantor will deliver to Lender copies of such individual Guarantor’s complete financial statements, reflecting such individual Guarantor’s assets, liabilities, net worth and income and expenses in reasonable detail, along with copies of such individual Guarantor’s most recent tax returns and an updated personal financial statement.

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(d)	Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligations contained herein, (i) Guarantor is solvent and has assets which, when fairly valued, exceed its liabilities; (ii) there has not been any material adverse change in Guarantor’s financial condition since the first review by Lender; and

(iii) as of the date hereof and until the payment and performance in full of all Guaranteed Obligations, there will not be any material adverse change in Guarantor’s financial condition.

(e)	Authority and Binding Effect. If any undersigned Guarantor is not an individual, such Guarantor has full authority to execute this Guaranty on behalf of such Guarantor, such Guarantor’s execution of this Guaranty is valid and binding upon such Guarantor without the requirement of any other approval or authorization, and each person signing on behalf of such Guarantor entity represents and warrants that he or she has the authority to sign on behalf of such Guarantor entity and by so signing to bind such Guarantor entity hereunder. If any undersigned Guarantor is an individual, such individual Guarantor represents and warrants this Guaranty is being executed by such individual Guarantor as an individual in his or her own capacity and not as a director, officer, employee, or representative for any corporation, limited liability company, partnership or any other entity.

7. JURY TRIAL WAIVER; CONSENT TO JURISDICTION; PUNITIVE DAMAGE WAIVER.

(a)	ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE HEREUNDER WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR AND LENDER IRREVOCABLY WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING. GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF GEORGIA, INCLUDING WITHOUT LIMITATION ANY STATE COURT LOCATED IN FULTON COUNTY AND ANY FEDERAL COURT LOCATED IN THE NORTHERN DISTRICT OF GEORGIA, AND GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY ACTION OR PROCEEDING IN ANY SUCH COURT. LENDER AND GUARANTOR HEREBY WAIVE ANY RIGHT TO PUNITIVE DAMAGES OF ANY KIND AGAINST ONE ANOTHER IN ANY PROCEEDING OR AWARD RELATING TO THIS GUARANTY.

(b)	Prejudgment and Provisional Remedies. Nothing herein will be construed to prevent Lender’s or Guarantor’s use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, and/or any other prejudgment or provisional action or remedy relating to any Collateral or for any current or future debt owed by either party to the other before a court of competent jurisdiction, and Lender is expressly entitled, notwithstanding Section 7(a) hereof, to avail itself of the jurisdiction of any court of competent jurisdiction over the Collateral, including, but not limited to, any court where any portion of the Collateral may be physically located.

(c)	Costs of Collection and Attorneys’ Fees. Upon the occurrence of any Default (as defined in the Credit Agreement), Lender shall be entitled to collect from Guarantor all expenses of pursuing its rights and remedies under the Credit Agreement, this Guaranty, and any other documents relating thereto or hereto, including, but not limited to, all attorneys’ fees and other legal expenses incurred by Lender.

(d)	Survival After Termination. The provisions of this Section 7 will survive the termination of this Guaranty. All rights, remedies, privileges and indemnities set forth in this Guaranty and the Credit Agreement in favor of Lender and each Lender Indemnitee (as defined in the Credit Agreement) are expressly made for the benefit of and shall be enforceable by each of them and their respective successors and assigns, and shall survive any expiration or termination of this Guaranty and/or the Credit Agreement.

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8. Red Oak as Agent. Except upon notice by Red Oak providing alternate instructions on a particular occasion or generally, Red Oak acts as agent for each Lender, and Guarantor agrees to deal exclusively with Red Oak for all purposes in connection with this Guaranty notwithstanding any other terms set forth in this Guaranty. By way of example and not in limitation, except upon notice by Red Oak providing alternate instructions on a particular occasion or generally, as to all provisions requiring or allowing Guarantor to provide information and/or any notice to Lender, and for Guarantor to make payments to Lender, all such information and/or notice shall be provided, and all such payments shall be remitted, exclusively to Red Oak at such address and in such manner as Red Oak may instruct from time to time. Likewise, except as determined by Red Oak on a particular occasion or generally, Red Oak shall have exclusive authority to act as Lender with respect to Guarantor in connection with this Guaranty, including but not limited to for purposes of issuing default or other notices to Guarantor, considering and/or granting any requests for amendment and/or waivers and exercising remedies after any Default with respect to Guarantor or otherwise in connection with the Guaranteed Obligations. Guarantor understands and agrees that (a) Red Oak, each Lender and the manufacturer of any item of Collateral are not affiliated and neither Red Oak nor any Lender shall have any liability to Guarantor or otherwise for the actions or omissions of such manufacturer(s) or other third parties; and (b) Red Oak and each Lender may share and exchange with the any manufacturer(s) of Collateral and any other third party as Red Oak or such Lender determines appropriate any credit, financial and other information as further set forth in Section 6(c) above.

9. Governing Law. This Guaranty has been substantially negotiated in the State of Georgia. This Guaranty shall be governed, construed and enforced in accordance with the laws of the State of Georgia without regard to conflicts of laws principles that might refer the governance, construction or enforcement of this Guaranty to the laws of another jurisdiction. For the avoidance of doubt, the parties agree that the laws of the State of Georgia shall govern the resolution of any Dispute.

10. Miscellaneous. If any provision of this Guaranty, the Credit Agreement and any other documents relating hereto or thereto shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty, the Credit Agreement and any other documents relating hereto or thereto. The headings contained in this Guaranty are inserted for convenience only and shall not affect the meaning or interpretation of this Guaranty. All references herein to Guarantor, any person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term “person” shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, any government or any political subdivision thereof, or other entity, and the term “entity” shall mean any such “person” other than an individual. All references to the parties herein shall also include any person which directly or indirectly owns or controls, is owned or controlled by, or is under common ownership or control with such party (each an “affiliate”). Any waiver of a breach of this Guaranty shall not be construed to be a continuing waiver or consent to any subsequent breach by either party hereto. This Guaranty shall not be deemed to create any right in any party except as provided herein. This Guaranty shall inure to the benefit of Lender, together with the successors and assigns of Lender and shall be binding upon Guarantor and the successors and assigns of Guarantor. Guarantor agrees that Lender may, without the consent of, or notice to, Guarantor, assign all or any portion of its rights hereunder to any other party to which any Guaranteed Obligation is transferred, assigned or negotiated. Guarantor shall not assign its rights or delegate its obligations under this Guaranty, in whole or in part, without the prior written consent of Lender. Guarantor shall be liable for all attorneys’ fees and other costs and expenses incurred by Lender in connection with Lender’s collection of the Guaranteed Obligations, and enforcement of this Guaranty. Any notices, demands or other communications hereunder shall be in writing, and shall be deemed to have been given and be effective upon the earlier of (i) delivery by personal delivery, (ii) one (1) business day after being sent by overnight courier, (iii) three (3) days after the mailing thereof by registered or certified mail, postage prepaid, return receipt requested, (iv) the date of posting by Lender on the website (as mentioned in the Credit Agreement), or (v) upon affirmative confirmation of receipt by email, if sent during normal business hours, or on the next business day if sent after normal business hours, in each case addressed to addresses set forth below for each party or such other address as any party shall have designated by notice in writing to the other parties. This Guaranty may be executed and delivered by original signature or facsimile, and in one or more counterparts, each of which shall be deemed to be an original copy of this Guaranty and all of which, when taken together, shall be deemed to constitute one and the same Guaranty. The parties (or either of them) may sign this Guaranty manually or by Electronic Signature (as defined below). A party’s delivery of a counterpart of this Guaranty containing or otherwise bearing or having associated therewith an Electronic Signature (i) shall be deemed to be conclusive proof of such party’s intent and agreement to authenticate this writing and to form and to be bound by this Guaranty, and (ii) shall have the same force and effect as delivery of a counterpart bearing an original manual signature. “Electronic Signature” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record (including, without limitation, facsimile, email electronic signatures, or manual signatures scanned and transmitted by e-mail as a PDF). The words “execute,” “execution,” “executed,” “sign,” “signed,” “signature,” “initials” and words of similar import in this Guaranty shall include Electronic Signatures. This Guaranty, the Credit Agreement and any other documents relating hereto or thereto contain the entire agreement of the parties hereto with respect to the subject matter hereof, collectively set forth the entire understanding of the parties with respect to the subject matter hereof, and collectively supersede any other agreements or understandings, oral or written, between the parties with respect to the subject matter hereof. This Guaranty may not be amended, modified or supplemented in any respect, except by a subsequent written agreement executed by the parties hereto. This Guaranty may not be varied or modified by statement, conduct or act of any of the parties, except by a writing specifically referring to this Guaranty and signed by all parties hereto. No course of dealing, course of performance, or usage of trade shall be considered in the interpretation or enforcement of this Guaranty. Guarantor waives any right it may have to introduce evidence of any such course of dealing, course of performance or usage of trade. This Guaranty is not to be construed in any way against or in favor of any party hereto solely because one party drafted this Guaranty.

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11. Multiple Guarantors. If more than one Guarantor executes this Guaranty, each Guarantor hereby agrees to be jointly and severally responsible for fulfilling all Guaranteed Obligations hereunder. All affirmative representations, covenants, agreements and obligations imposed on “Guarantor” hereunder shall constitute representations, covenants, agreements and obligations binding on all Guarantors. All representations, covenants, agreements and obligations shall also constitute representations, covenants agreements and obligations of all Guarantors but shall be breached hereunder if breached by any Guarantor. Insofar as Lender is concerned, the act of any Guarantor shall bind all other Guarantors, and Lender’s rights, remedies, powers privileges and indemnities (and each Guarantor’s rights and duties to Lender) shall not be affected by any notice or action to the contrary. Lender shall be fully protected, as to each and all Guarantor, in dealing with any one Guarantor. A Guarantor’s obligations hereunder shall not be affected by any action taken or not taken by Lender, by any lack of prior enforcement or retention of any rights against any Guarantor, by any illegality, unenforceability, or invalidity of any Guarantor’s obligations, or by any circumstance or condition, including, without limitation, (i) any termination, amendment, or modification of, or supplement hereto; (ii) any action by any Guarantor with respect to any item of Collateral; (iii) any failure or delay to conform or comply with any term hereof; (iv) any waiver, consent, extension, indulgence, compromise, settlement, release, or other action or inaction under or in respect hereof, or any exercise or non- exercise of any right, remedy, power, privilege or indemnity under or in respect hereof; (v) any voluntary or involuntary bankruptcy, insolvency, or similar proceeding with respect to any Guarantor; (vi) any limitation on the liability or obligations of any Guarantor, or any discharge, termination, cancellation, frustration, invalidity or unenforceability hereof;

(vii) any defect in title to or condition of any item of the Collateral; (viii) any merger or consolidation of any Guarantor into or with any other entity; and (ix) any other condition or circumstance which might otherwise constitute a legal or equitable discharge, release, defense, or limitation arising out of any laws of the United States of America or any state thereof or any other applicable jurisdiction. Each Guarantor agrees that Lender shall not be required to file suit or proceed to obtain or assert a claim against any other Guarantor or its assets, either before or as a condition to enforcing such first Guarantor’s liability hereunder. Lender shall have no duty to see any allocation of use or benefits of any item of Collateral subject hereto, regardless of any notice or request from any Guarantor, all relations between or among Guarantors being an internal matter for such Guarantor and not for Lender. To the extent that this Guaranty is secured by property of any Guarantor or any other party, Lender shall not be obligated to release its security interest in such property until all applicable preference periods have passed with respect to payments made to Lender by or on behalf of Guarantor and/or Obligor.

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IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty, intending to be legally bound hereby, as of the Effective Date set forth above.

GUARANTOR:

By:	/s/ Jason Ruegg
Name:	Jason Ruegg
Address:
Email:

Address for Notices to Lender:

Red Oak Inventory Finance, LLC
PO Box 326
Alpharetta, GA 30009

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